American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2020 ■ Statement of Additional Information dated March 1, 2020
The following replaces the entry for Sustainable Equity in the management fee schedule in the Investment Advisor section on page 39 of the Statement of Additional Information:

Sustainable Equity	Investor, A, C and R	0.790% of the first $25 billion 0.750% over $25 billion
	I and R5	0.590% of the first $25 billion 0.550% over $25 billion
	Y, R6 and G	0.440% of the first $25 billion 0.400% over $25 billion

The entries for Claudia Musat are deleted from the Accounts Managed table on page 42 and the Ownership of Securities table on pages 44-45 of the Statement of Additional Information.
The following entry for Guan Wang is added to the Accounts Managed table on page 42 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Guan Wang(1)	Number of Accounts	6	1	0
	Assets	$5.2 billion(2)	$415.6 million	0

[1]	Information is provided as of July 20, 2020.

[2]	Includes $957 million in Balanced.

The following entry is added under Balanced in the Ownership of Securities table on page 45 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
Balanced Fund
Guan Wang(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of July 20, 2020.

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CL-SPL-96403   2008